UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 15, 2005

                        DENTAL PATIENT CARE AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Utah                     333-37842                 87-0639343
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                    Identification Number)


                      2825 E. Cottonwood Parkway, Suite 500
                           Salt Lake City, Utah 84121
                     ---------------------------------------
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (801) 990-3314


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statement.

         We have learned that our Annual Report on Form 10-KSB for the year ended December 31, 2004 was inadvertently filed before the completion of the independent audit of our financial statements. As soon as the audit is completed, an amended report on Form 10-KSB will be promptly filed to make any corrections resulting from the still ongoing audit process.

         Investors and the Commission should no longer rely on the financial statements and other disclosures filed by the Company with regard to the year ended December 31, 2004.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 21, 2005                                 DENTAL PATIENT CARE AMERICA, INC.



                                               By:  /s/  A. R. Thorup
                                                    -------------------------
                                                    A. R. Thorup,  Secretary

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